SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 20, 2001


                              Donnelly Corporation
             (Exact name of registrant as specified in its charter)

   Michigan                          I-9716                      38-0493110
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

49 West Third Street
Holland, Michigan                                                49423-2813
(Address of principal                                            (Zip Code)
executive offices)

                         Registrant's telephone number,
                       including area code: (616) 786-7000

Item 5   OTHER EVENTS


     The Registrant announced on August 20, 2001, that it will restate its financial statements for all periods beginning with fiscal 1998 to reflect a change in its accounting for its investments in Donnelly Electronics, Inc. ("DEL") and for Donnelly Hohe GmbH & Co. K.G. ("Hohe"). The Registrant filed a Form 10-Q for the quarter ended June 30, 2001, which included restated financial information for prior periods. The Registrant's earnings for that quarter were $5.0 million ($.49 per share), as compared with $5.2 million ($.50 per share) which had been previously released on July 24, 2001. The results of prior periods as restated in the Form 10-Q, and the results of the six months ended June 30, 2001, differ adversely from previously filed or released financial information. The accounting change is not expected to have a material impact on the Registrant's net income or cash flow in any future period.

     Prior to February 28, 2001, the Registrant owned approximately 18% of DEL and, under the cost method of accounting previously used, did not include any of DEL's losses in the Registrant's financial results. In the restated financial statements, the Registrant will include in its results substantially all of the losses of DEL, all of which were funded by the Registrant through advances to DEL. During its start up period, DEL incurred substantial research and development costs, much of which the Registrant expects will be recouped as the products which it has developed are manufactured and sold. DEL has continued to sustain losses in 2001. On February 28, 2001, the Registrant acquired all of the remaining stock in DEL and since that date, has included all of DEL's losses in its financial statements.

     In 1995, the Registrant acquired a 66-2/3% interest in Hohe and thereafter had included in its net income 66-2/3% of Hohe's results. The restated financial statements will include all losses of Hohe in the Registrant's net income. All such losses were funded by the Registrant through advances. Hohe sustained cumulative losses after its acquisition by the Registrant through 2000. Hohe was slightly profitable in the first six months of 2001, but incurred a small loss in the second quarter.

     The Registrant is completing the accounting required to restate its financial statements and estimates that the restatement will reduce previously reported net income of the Registrant for fiscal 1998, 1999, the six months ended December 31, 1999, fiscal 2000 and the first quarter of 2001 by approximately $1.4 million, $5.6 million, $2.7 million, $7.3 million and $1.3 million respectively. The accounting change had no material adverse impact on the results of operations for the quarter ended June 30, 2001, and is not expected to have any material impact on the Registrant's future net income or cash flow.

     The Registrant's management and audit committee have engaged Arthur Andersen LLP to advise them in connection with restating its financial statements. The Registrant's independent auditors, BDO Seidman, LLP, are working to complete the audit of the Registrant's restated financial statements. As soon as practicable after the audit is completed, the Registrant will amend its Form 10-K for the year ended December 31, 2000 and its Form 10-Q for the quarter ended March 31, 2001. Until such time as the Registrant issues such restated financial statements, the previously filed financial statements and applicable auditor reports should not be relied upon.

     This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The terms "believe," "anticipate," "intend," "goal," "expect," and similar expressions may identify forward-looking statements. Investors are cautioned that any forward-looking statements, including statements regarding the intent, belief, or current expectations of the Company or its management, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in forward-looking statements as a result of various factors including, but not limited to (i) general economic conditions in the markets in which the Company operates, (ii) fluctuation in worldwide or regional automobile and light truck production, (iii) changes in practices and/or policies of the Company's significant customers including forced price reduction, (iv) market development of specific products of the Company, including electrochromic mirrors, (v) whether the Company restructures its European operations, (vi) fluctuations in foreign currencies, and (vii) other risks and uncertainties. The Company does not intend to update these forward-looking statements.

Item 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(c)      Exhibits

99       Press release dated August 20, 2001.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1936, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   August 20, 2001           DONNELLY CORPORATION

                                   By:  /s/ Kevin L. Brown
                                        Kevin L. Brown
                                        Its:     Senior Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number                      Document

     99                             Press Release dated August 20, 2001
















::ODMA\PCDOCS\GRR\604692\1

Release Date:   August 20, 2001

Contact:        Beverly Snyder                 Website:   www.donnelly.com
                616-786-6014

Exchange:       NYSE                           Symbol:    DON


Donnelly Announces Restatement of Prior Earnings

Holland, Mich. - Donnelly Corporation announced today that it will be restating its financial statements to reflect a change in its accounting for its investment in Donnelly Electronics, Inc. ("DEL") and for Donnelly Hohe GmbH & Co. K.G. ("Hohe"). The restatement will not materially change the company's earnings for its quarter ended June 30, 2001, but will adversely affect prior periods. The accounting change is not expected to have a material impact on the company' s net income or cash flow in any future period.

Prior to February 28, 2001, the company owned approximately 18% of DEL and under the accounting method previously used, did not include any of DEL's losses in the company's financial results. Under the restated financial statements, the company will include in its net income substantially all of the losses of DEL, all of which were funded by the company. During its start up period, DEL incurred substantial research and development costs, much of which the company expects will be recouped as the products it has developed are manufactured and sold. On February 28, 2001, the company acquired all of the remaining stock in DEL and since that date has included all of DEL's losses in its financial statements.

In 1995, the company acquired a 66-2/3% interest in Hohe and thereafter had included in its net income 66-2/3% of Hohe's results. The restated financial statements will include in the company's net income all losses of Hohe, all of which were funded by the company. Hohe has sustained cumulative losses after its acquisition by the company through 2000. Hohe was slightly profitable in the first six months of 2001, but incurred a small loss in the second quarter.

The company is completing the accounting required to reflect these changes and estimates that the restatement will reduce previously reported net income of the company for fiscal 1998, 1999, the six months ended December 31, 1999, fiscal 2000 and the first quarter of 2001 by approximately $1.4 million, $5.6 million, $2.7 million, $7.3 million and $1.3 million, respectively.

Dwane Baumgardner, chairman and chief executive officer, stated "Although we are disappointed to be required to restate our financial statements in order to comply with the technical accounting rules, we are pleased to report that this accounting change had no material impact on the results of operations for the quarter ended June 30, 2001, and is not expected to have a material impact on net income or cash flow moving forward. The company is excited about its acquisition of DEL and Hohe and about the opportunities which they bring to the company."

The company's management and audit committee have engaged Arthur Andersen LLP to advise them in connection with restating its financial statements. The company's independent auditors, BDO Seidman, LLP, are working to complete the audit of the company's restated financial statements. When the audit is completed, the company will amend its Form 10-K for the year ended December 31, 2000, and its Form 10-Q for the quarter ended March 31, 2001, as soon as practicable.

Donnelly is a technology-driven, customer-focused automotive supplier that has been based in Holland, Michigan, since 1905. Through its various product lines, Donnelly serves every major automotive manufacturer in the world. The company has more than 6,000 employees in 14 countries worldwide. Donnelly has been named by the Society of Automotive Engineers as a model company in lean manufacturing practices. In addition, Donnelly is nationally recognized as a leader in the application of participative management principles and systems. More information on Donnelly is available at the company's site on the World Wide Web, at .

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that any current expectations of Donnelly, or its management, are not guarantees of future performance and involve risk and uncertainties. Actual results may differ materially from those in forward-looking statements as a result of various factors including, but not limited to (a) general economic and currency conditions in the markets in which Donnelly operates; (b) fluctuation in world wide or regional automobile and light truck production; (c) changes in practices and/or policies of Donnelly's significant customers; (d) human resource constraints which could impede changes in Europe and (e) other risks and uncertainties.

The company's financial statements included below reflect the restatement and supercede the financial statements contained in the company's release of July 24, 2001.

                                   -- more --

                      DONNELLY CORPORATION AND SUBSIDIARIES
               CONDENSED COMBINED CONSOLIDATED STATEMENT OF INCOME

                                                         Three Months Ended              Six Months Ended
                                                         ------------------              ----------------
                                                      June 30,        July 1,       June 30,        July 1,
                                                        2001           2000           2001           2000
In thousands, except share data                                     (as restated)                 (as restated)
--------------------------------------------------------------------------------------------------------------
Net sales                                              $227,276       $ 227,492     $ 447,277       $ 464,896
Cost of sales                                           189,646         188,698       376,800         384,822
                                                      ---------       ---------     ---------       ---------
    Gross profit                                         37,630          38,794        70,477          80,074
Operating expenses:
Selling, general and administrative                      20,110          21,301        41,070          42,182
Research and development                                 10,535           7,829        19,979          17,591
                                                      ---------       ---------     ---------       ---------
Total operating expenses                                 30,645          29,130        61,049          59,773
                                                      ---------       ---------     ---------       ---------
    Operating income                                      6,985           9,664         9,428          20,301
                                                      ---------       ---------     ---------       ---------
Non-operating (income) expenses:
Interest expense
                                                          1,683           2,025         3,787           3,808
Other income, net                                          (654)         (1,366)       (1,019)         (1,653)
                                                      ---------       ---------     ---------       ---------
Non-operating  expenses                                   1,029             659         2,768           2,155
                                                      ---------       ---------     ---------       ---------
    Income before taxes on income                         5,956           9,005         6,660          18,146
Taxes on income                                           1,101           2,409           916           4,971
                                                      ---------       ---------     ---------       ---------
    Income before minority interest
       and equity earnings
                                                          4,855           6,596         5,744          13,175
Minority interest in net earnings
    of subsidiaries
                                                           (131)            (63)         (117)           (136)
Equity in earnings (losses) of affiliated companies         316          (1,003)         (657)         (1,942)
                                                      ---------       ---------     ---------       ---------
Net income                                             $  5,040        $  5,530      $  4,970       $  11,097
                                                      =========       =========     =========       =========

Per share of common stock:
    Basic net income per share                          $  0.49        $   0.54      $   0.48        $   1.09
    Diluted net income per share                        $  0.48        $   0.54      $   0.48        $   1.09
    Cash dividends declared                             $  0.10        $   0.10      $   0.20        $   0.20

    Average common shares outstanding                10,369,569      10,162,983    10,312,735      10,158,266

                      DONNELLY CORPORATION AND SUBSIDIARIES
                 CONDENSED COMBINED CONSOLIDATED BALANCE SHEETS

                                                             June 30,               December 31,
                                                               2001                     2000
In thousands                                                                        (as restated)
----------------------------------------------------------------------------------------------------
ASSETS
Current assets:
Cash and cash equivalents                                       $  3,533                   $  4,599
Accounts receivable, net                                          83,954                     82,802
Inventories                                                       61,947                     55,933
Prepaid expenses and other current assets                         29,961                     28,990
                                                          ---------------         ------------------
    Total current assets                                         179,395                    172,324
Net property, plant and equipment                                213,869                    212,134
Other assets                                                      31,195                     39,538
                                                          ---------------         ------------------
    Total assets                                                $424,459                   $423,996
                                                          ===============         ==================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable                                                $ 91,747                   $ 89,163
Other current liabilities                                         45,204                     39,727
Current maturities of long-term debt                                  79                         90
                                                          ---------------         ------------------
     Total current liabilities                                   137,030                    128,980
Long-term debt, less current maturities                          117,117                    132,608
Deferred income taxes and other liabilities                       52,039                     46,430
                                                          ---------------         ------------------
    Total liabilities                                            306,186                    308,018
                                                          ---------------         ------------------

Minority interest                                                  2,872                      1,353
Shareholders' equity                                             115,401                    114,625
                                                          ---------------         ------------------
    Total liabilities and shareholders' equity                  $424,459                   $423,996
                                                          ===============         ==================